Exhibit 24

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of October, 1996.



                                                              /S/GRAHAM ALLISON
                                                              -----------------
                                                              Graham Allison

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 31st day of October, 1996.



                                                         /S/W. GORDON BINNS, JR.
                                                         -----------------------
                                                            W. Gordon Binns, Jr.

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 6th day of November, 1996.



                                                            /S/A. ALFRED TAUBMAN
                                                            --------------------
                                                               A. Alfred Taubman

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of October, 1996.



                                                             /S/ROBERT C. LARSON
                                                             -------------------
                                                                Robert C. Larson

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of October, 1996.



                                                           /S/ALLAN J. BLOOSTEIN
                                                           ---------------------
                                                              Allan J. Bloostein

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 4th day of November, 1996.



                                                             /S/JEROME A. CHAZEN
                                                             -------------------
                                                                Jerome A. Chazen

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of November, 1996.



                                                                /S/W. ALLEN REED
                                                                ----------------
                                                                   W. Allen Reed

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of November, 1996.



                                                            /S/CLAUDE M. BALLARD
                                                            --------------------
                                                               Claude M. Ballard

                                POWER OF ATTORNEY


         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Bernard Winograd and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 4th day of November, 1996.



                                                            /S/S. PARKER GILBERT
                                                            --------------------
                                                               S. Parker Gilbert